                                                                      Exhibit 21
                                                                      ----------

                 SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY
                 ---------------------------------------------


  Name of Subsidiary                                                        State of Jurisdiction            Percentage of Voting
  ------------------                                                          of Incorporation                 Securities Owned
                                                                              ----------------                 ----------------
  B-D (Cambridge, U.K.) Ltd.                                                   United Kingdom                       100% (1)
  BD Holding S. de R.L. de C.V.                                                Mexico                               100% (1)
  BDX INO LLC                                                                  Delaware                             100%
  Becton Dickinson AcuteCare Holdings, Inc.                                    Delaware                             100%
  Becton Dickinson AcuteCare, Inc.                                             Massachusetts                        100% (1)
  Becton Dickinson Advanced Pen Injection Systems GmbH                         Switzerland                          100% (1)
  Becton Dickinson Aguettant S.A.S.                                            France                                95% (1)
  Becton Dickinson Argentina S.R.L.                                            Argentina                            100% (1)
  Becton Dickinson Asia Limited                                                Hong Kong                            100% (1)
  Becton Dickinson Asia Pacific Limited                                        British Virgin Islands               100%
  Becton Dickinson Austria GmbH                                                Austria                              100% (1)
  Becton Dickinson B.V.                                                        Netherlands                          100%
  Becton Dickinson Benelux N.V.                                                Belgium                              100% (1)
  Becton Dickinson Canada Inc.                                                 Canada                               100% (1)
  Becton Dickinson Caribe, Ltd.                                                Cayman Islands                       100%
  Becton Dickinson Catheter Systems Singapore Pte Ltd.                         Singapore                            100% (1)
  Becton Dickinson Cellular Imaging Systems B.V.                               Netherlands                          100% (1)
  Becton Dickinson Colombia Ltda.                                              Colombia                             100% (1)
  Becton Dickinson Critical Care Systems PTE LTD.                              Singapore                            100% (1)
  Becton Dickinson Czechia s.r.o.                                              Czech Republic                       100% (1)
  Becton Dickinson del Uruguay S.A.                                            Uruguay                              100% (1)
  Becton Dickinson Distribution Center N.V.                                    Belgium                              100% (1)
  Becton Dickinson Foreign Sales Corporation                                   Barbados                             100% (1)
  Becton Dickinson Guatemala S.A.                                              Guatemala                            100% (1)
  Becton Dickinson Hellas S.A.                                                 Greece                               100% (1)
  Becton Dickinson Hungary Kft.                                                Hungary                              100% (1)
  Becton Dickinson India Limited                                               India                                100% (1)
  Becton Dickinson Infusion Therapy AB                                         Sweden                               100% (1)
  Becton Dickinson Infusion Therapy A/S                                        Denmark                              100% (1)
  Becton Dickinson Infusion Therapy B.V.                                       Netherlands                          100% (1)
  Becton Dickinson Infusion Therapy GmbH                                       Germany                              100% (1)
  Becton Dickinson Infusion Therapy Holdings AB                                Sweden                               100% (1)
  Becton Dickinson Infusion Therapy Holdings Inc.                              Delaware                             100%
  Becton Dickinson Infusion Therapy Systems Inc., S.A. de C.V.                 Mexico                               100% (1)
  Becton Dickinson Infusion Therapy UK                                         United Kingdom                       100% (1)
  Becton Dickinson Infusion Therapy Systems Inc.                               Delaware                             100%
  Becton Dickinson Infusion Therapy Holdings UK Limited                        United Kingdom                       100% (1)
  Becton Dickinson Insulin Syringe, Ltd.                                       Cayman Islands                       100% (1)
  Becton Dickinson Ithalat Ihracat Limited Sirketi                             Turkey                               100% (1)
  Becton Dickinson Korea, Inc.                                                 Korea                                100%
  Becton Dickinson Korea Holding, Inc.                                         Delaware                             100%
  Becton Dickinson Malaysia, Inc.                                              Oregon                               100%
  Becton Dickinson (Mauritius) Limited                                         Mauritius                            100%
  Becton Dickinson Medical (S) Pte Ltd.                                        Singapore                            100% (1)
  Becton Dickinson Medical Devices Co. Ltd., Suzhou                            P.R.C.                                99%
  Becton Dickinson Medical Products Pte. Ltd.                                  Singapore                            100%
  Becton Dickinson Medizintechnik GmbH & Co. KG                                Germany                              100% (1)
  Becton Dickinson Monoclonal Center, Inc.                                     Delaware                             100%
  Becton Dickinson Ltd.                                                        New Zealand                          100% (1)
  Becton Dickinson O.Y.                                                        Finland                              100% (1)
  Becton Dickinson Overseas Services Ltd.                                      Nevada                               100%
  Becton Dickinson Pen Limited                                                 Ireland                              100%
  Becton Dickinson Penel Limited                                               Cayman Islands                       100% (1)
  Becton Dickinson Philippines, Inc.                                           Philippines                          100% (1)
  Becton Dickinson Polska Ltd. Sp. Z.o.o.                                      Poland                               100% (1)
  Becton Dickinson Pty. Ltd.                                                   Australia                            100% (1)
  Becton Dickinson (Pty) Ltd.                                                  South Africa                          51% (1)
  Becton Dickinson Sdn. Bhd.                                                   Malaysia                             100% (1)
  Becton Dickinson Sample Collection GmbH                                      Switzerland                          100% (1)
  Becton Dickinson Service (Pvt.) Ltd.                                         Pakistan                              51%
  Becton Dickinson (Thailand) Limited                                          Thailand                             100% (1)
  Becton Dickinson Venezuela, C.A.                                             Venezuela                            100% (1)
  Becton Dickinson Venture LLC                                                 Delaware                             100%
  Becton Dickinson Verwaltungs GmbH                                            Germany                              100% (1)
  Becton Dickinson West Africa S.A.R.L.                                        The Ivory Coast                      100% (1)
  Becton Dickinson Worldwide, Inc.                                             Delaware                             100% (1)
  Becton Dickinson, S.A.                                                       Spain                                100% (1)
  Becton, Dickinson (Royston) Limited                                          United Kingdom                       100% (1)
  Becton, Dickinson A.G.                                                       Switzerland                          100% (1)
  Becton, Dickinson Aktiebolag                                                 Sweden                               100% (1)
  Becton, Dickinson and Company, Ltd.                                          Ireland                              100%
  Becton, Dickinson B.V.                                                       Netherlands                          100%
  Becton, Dickinson de Mexico, S.A. de C.V.                                    Mexico                               100% (1)
  Becton Dickinson France, S.A.                                                France                               100%
  Becton, Dickinson GmbH                                                       Germany                              100% (1)
  Becton, Dickinson Industrias Cirurgicas, Ltda.                               Brazil                               100% (1)
  Becton, Dickinson Italia S.p.A.                                              Italy                                100% (1)
  B-D U.K. Holdings Limited                                                    United Kingdom                       100% (1)
  Becton Dickinson U.K. Limited                                                United Kingdom                       100% (1)
  Becton, Dickinson Einmalprodukte GmbH                                        Austria                              100% (1)
  Bedins Ltd.                                                                  Bermuda                              100% (1)
  Benex Ltd.                                                                   Ireland                              100%
  Biometric Imaging, Inc.                                                      California                           100%
  Boin Medica Co., Ltd.                                                        Korea                                100% (1)
  Cascade Medical Leasing, Inc.                                                Oregon                               100% (1)
  Clontech Biotech International, Inc.                                         U.S. Virgin Islands                  100% (1)
  Clontech Laboratories, Inc.                                                  Delaware                             100%
  Clontech Laboratories Japan, KK                                              Japan                                100% (1)
  Clontech Laboratories UK Limited                                             United Kingdom                       100% (1)
  Clontech Laboratories Gmbh                                                   Germany                              100% (1)

  Clontech Laboratories AG                                                     Switzerland                          100% (1)
  Critical Device Corporation                                                  California                           100%
  Collaborative Biomedical Products, Inc.                                      Delaware                             100%
  D.L.D., Ltd.                                                                 Bermuda                              100% (1)
  Dantor S.A.                                                                  Uruguay                              100% (1)
  Difco Laboratories GmbH                                                      Germany                              100% (1)
  Difco Laboratories Incorporated                                              Michigan                             100%
  Difco Laboratories Incorporated                                              Wisconsin                            100% (1)
  Difco Laboratories Limited                                                   United Kingdom                       100% (1)
  Distribuidora Boinpar Ltda.                                                  Brazil                               100% (1)
  EPV S.A. de C.V.                                                             Mexico                               100% (1)
  Franklin Lakes Enterprises, L.L.C.                                           New Jersey                           100%
  Glentech, Inc.                                                               Kentucky                             100% (1)
  Healthcare Holdings in Sweden AB                                             Sweden                               100% (1)
  IBD Holdings LLC                                                             Delaware                              50%
  Johnston Laboratories, Inc.                                                  Maryland                             100%
  Life Science Support & Service Company Ltd.                                  Japan                                100% (1)
  Luther Medical Products, Inc.                                                California                           100% (1)
  MDI Instruments, Inc.                                                        Delaware                             100%
  Med-Safe Systems, Inc.                                                       California                           100%
  Nippon Becton Dickinson Company, Ltd.                                        Japan                                100% (1)
  PharMingen SPC                                                               California                           100% (1)
  PharMingen                                                                   California                           100%
  Phase Medical, Inc.                                                          California                           100% (1)
  PreAnalytiX GmbH                                                             Switzerland                           50% (1)
  Promedicor de Mexico, S.A. de C.V.                                           Mexico                               100% (1)
  Saf-T-Med Inc.                                                               Delaware                             100%
  Staged Diabetes Management L.L.C.                                            New Jersey                            50%
  Tru-Fit Marketing Corporation                                                Massachusetts                        100% (1)
  Visitec Limited                                                              United Kingdom                       100% (1)

  (1) owned by a wholly-owned subsidiary of Becton, Dickinson and Company